                                                                   EXHIBIT 10.28

        THE SECURITY REPRESENTED BY THIS INSTRUMENT WAS
        ORIGINALLY ISSUED ON JANUARY 21, 1997, AND HAS NOT BEEN
        REGISTERED UNDER THE SECURITIES ACT 0F 1933, AS AMENDED.

                              FOREVER YOURS, INC.

                                PROMISSORY NOTE
                                ---------------

January 21, 1997                                                      $60,000.00

        FOREVER YOURS, INC., a California corporation (the "Borrower"), hereby
                                                            --------
promises to pay to the order of Hasco International, Inc., a Missouri corporation ("Hasco"), as the initial holder of this Note (as such registered
              -----
holder may change from time to time under the terms of this Note, the "Noteholder"), the principal amount of SIXTY THOUSAND DOLLARS ($60,000.00) (the
 ----------
"Principal Amount") on the Maturity Date (as defined in Section 2(a) hereof) in
 ----------------
accordance with the provisions of this Note.

        Capitalized terms used in this Note have the meanings set forth in section 5 hereof.

        1.      Interest.  Interest on the Principal Amount of this Note shall
                --------
accrue daily at a rate of 10% per annum. Borrower agrees to a rate of interest that is the rate stated above (as such rate may be adjusted pursuant to the terms of this Note).

        2.      Payment of Principal on Note.
                ----------------------------

        (a)     Mandatory Payments.  On Friday, January 31, 1997 (the "Maturity
                ------------------                                     --------
Date") the Borrower shall pay the Principal Amount, together with all accrued
----
but unpaid interest hereon, to the Noteholder.

        (b)     Prepayments.  This Note may be prepaid in whole or in part
                -----------
without penalty or premium.

        (c)     Payments by IDI.  International Digital Investors, L.P. ("IDI")
                ---------------                                           ---
shall have the right to satisfy any and all of the obligations under this Note (including, without limitation, the payment of the Principal Amount and any accrued or unpaid interest thereon); provided, however, that nothing contained in this Note shall obligate IDI to fulfill any obligations under this Note.

        3.      Events of Default.
                -----------------

           (a)   Definition.  For purposes of this Note and the Security
                 ----------
Agreement, dated as of January 21, 1997 (the "Security Agreement"), among the
                                              ------------------
Borrower and Hasco, an "Event of Default" shall be deemed to have occurred if
                         ----------------
any of the following events shall occur:


                     (i)     Nonpayment.  The Borrower fails to make any payment
                             ----------
       due hereunder.

                    (ii)     Nonperformance.  The Borrower fails to perform or
                             --------------
       observe any material provision contained in this Note or the Security Agreement.

                   (iii)     Material Breach of Representation or Warranty.  Any
                             ---------------------------------------------
       representation or warranty made by the Borrower in the Security Agreement is not true in any material respect when made or deemed made.


                    (iv)     Termination of Existence.  The termination of
                             ------------------------
       existence, liquidation or dissolution of the Borrower or Styles On Video, Inc., a Delaware corporation ("SOV").
                                      ---

                     (v)     Bankruptcy/Liquidation.  If the Borrower, SOV or
                             ----------------------
       any of their Subsidiaries: (i) files a voluntary petition in bankruptcy or a petition or answer seeking or acquiescing in any reorganization or for an arrangement, imposition, readjustment, liquidation, dissolution, or similar relief for itself pursuant to the United States Bankruptcy Code or any similar law or regulation, federal or state relating to any relief for debtors, now or hereafter in effect; (ii) make an assignment for the benefit of creditors or admits in writing its inability to pay or fails to pay its debts as they become due; (iii) consents to or acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator or other similar official of such party, for all or substantially all of the assets of Borrower, SOV or any of their Subsidiaries; (iv) suspends payment of substantially all of its obligations for more than five (5) days or takes any action in furtherance of the foregoing; (v) has filed against it an involuntary petition, arrangement, composition, readjustment, liquidation, dissolution, or an answer proposing an adjudication of it as bankrupt or insolvent, or is subject to a reorganization pursuant to the United States Bankruptcy Code, an action seeking to appoint a trustee, receiver, custodian, or conservator or liquidator, or any similar law or regulation, federal or state, now or hereafter in effect, and such action is approved by any court of competent jurisdiction and the order approving the same shall not be vacated or stayed within five (5) days from entry; or (vi) fails to deny the material allegations of a filing of any such petition or answer in a timely manner.

                     (vi)   Cross-Default.  If the Borrower shall fail to make
                            -------------
       any payment when due in respect of any indebtedness having an aggregate principal amount outstanding in excess of $50,000 and such payment has not been waived by the lender of such indebtedness, or any event shall occur or condition shall exist that with or without the giving of notice or the passage of time or both would result in the acceleration of the maturity of any such debt or enable the holder thereof to cause such debt to become due before its stated maturity.

             The foregoing shall constitute Events of Default whatever the reason or cause for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

             (b)   Consequences of Events of Default.
                   ---------------------------------

                   (i) Upon the occurrence of an Event of Default, the interest rate on the Note shall increase immediately by an increment of two (2) percentage points to the extent permitted by law. Any such increase of the interest rate resulting from the operation of this subparagraph shall terminate as of the close of business on the first subsequent date on which no Events of Default exist (subject to subsequent increases pursuant to this subparagraph).

                   (ii) If an Event of Default has occurred, the Principal Amount, together with all accrued but unpaid interest of the Note on such date shall become immediately due and payable without any action on the part of the Noteholder, and the Borrower shall immediately pay to the Noteholder all amounts due and payable with respect to the Note.

                   (iii) The Noteholder shall also have any other rights which such holder may have been afforded under Security Agreement, any other contract or agreement and any other rights which such holder may have pursuant to applicable law.

                   (iv) The Borrower hereby waives diligence, presentment, protest and demand and notice of protest and demand, dishonor and nonpayment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the Noteholder may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Borrower hereunder.

                   (v) The Noteholder's right and remedies shall be cumulative. No exercise by the Noteholder of one right or remedy shall be deemed an election which precludes other remedies, and no waiver by the Noteholder of any Event of Default on the Borrower's part shall be deemed made unless done in a writing signed by the Noteholder. No delay by the Noteholder shall constitute a waiver, election, or acquiescence by it.

                   (vi) The Borrower shall pay, or reimburse the Noteholder for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys fees and expenses) paid or incurred by the Noteholder before and after judgment in enforcing, protecting or preserving its rights under this Note and as a Noteholder under the Security Agreement.

                   (vii) If the Borrower becomes aware of the occurrence of an Event of Default, it shall give notice of such Event of Default to the Noteholder and IDI. If the Noteholder believes that an Event of Default has occurred and has not received notice to that effect from the Borrower, it shall give notice of such Event of Default to the Borrower and IDI.

                4.     Amendment and Waiver.  Except as otherwise expressly
                       --------------------
provided herein, the provisions of the Note may be amended and the Borrower may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if the Borrower has obtained the written consent of the Noteholder.

               5.      Definitions.  For purposes of the Note, the following
                       -----------
capitalized terms have the following meaning:

               "Person" means an individual, a partnership, a corporation, a
                ------
limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

               "Subsidiary" means, with respect to any Person, any corporation,
                ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one of more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

                6.     Cancellation.  After the Principal Amount, together with
                       ------------
all accrued but unpaid interest heron, at any time owed on this Note has been paid in full this Note shall be surrendered to the Borrower for cancellation and shall not be reissued.

                7.     Payments.  Unless otherwise expressly provided herein,
                       --------
all payments to be made to the Noteholder shall be made in the lawful money of the United States of America in immediately available funds to such account as designated from time to time by the Noteholder.

                8.     Business Days.  If any payment is due, or any time period
                       -------------
for giving notice or taking action expires, on a day which is a Saturday, Sunday or legal holiday in the United States of America or the State of California, the payment shall be due and payable on, and the time period shall automatically be extended to, the next business day immediately following such Saturday, Sunday or legal holiday, and interest shall continue to accrue at the required rate hereunder until any such payment is made.

                9.     Successors and Assigns.  This Note shall bind and inure
                       ----------------------
to the benefit of the respective successors and assigns of each of the parties; provided, however, that neither this Note nor any rights hereunder may be assigned by either party without the other party's written consent, which consent may be granted or withheld in such party's sole discretion. This
Note is only transferable on the Note Registry of the Borrower upon surrender of this Note for Registration of transfer at the principal office of Borrower at 667 Rancho Conejo Boulevard, Newbury Park, CA 91320, whereupon a new Note shall be issued to the designated registered transferee.

             10.   Investment Representations.  This Note is being acquired by
                   --------------------------
Hasco solely for its own account, for investment and is not being purchased for or on behalf of any other person or for or with a view to the resale, distribution, subdivision or fractionalization therein. Each Noteholder, by accepting this Note, represents and warrants to the Borrower that this Note is being acquired solely for its own account, for investment and is not being purchased for or on behalf of any other person or for or with a view to the resale, distribution, subdivision or fractionalization thereof.

             11.    Severability.  Whenever possible, each provision of this
                    ------------
Note shall be interpreted in such a manner as to be valid, legal and enforceable under applicable law. Without limiting the generality of the foregoing sentence, in case any provision of this Note shall be invalid, illegal or unenforceable under the applicable law, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

             12.    Usury Laws.  It is the intention of the Borrower and the
                    ----------
Noteholder to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. If the maturity of this Note is accelerated by reason of an election by the Noteholder resulting from an Event of Default, voluntary prepayment by the Borrower or otherwise, then earned interest may never include more than the maximum amount permitted by law, computed from the date hereof until payment, and any interest in excess of the maximum amount permitted by law shall be canceled automatically and, if theretofore paid, shall at the option of the Noteholder either be rebated to the Borrower or credited on the principal amount of this Note, or if this Note has been paid, then the excess shall be rebated to the Borrower. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Borrower or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Borrower.

                13.    Governing Law.  All issues and questions concerning the
                       -------------
construction, validity, interpretation and enforcement of this note shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law provisions of such state.

               14.    Guarantee By SOV. SOV, as a principal obligor and not as a
                      ----------------
surety, covenants with the Noteholder:

               (a) to cause the Borrower to effect prompt and complete performance of all the terms, covenants, conditions and provisions of this Note and the agreements contemplated hereby that are to be kept, observed and performed by the Borrower;

               (b) that, if for any reason whatsoever, including the insolvency or bankruptcy of the Borrower, the Borrower shall at any time or from time to time fail to keep, perform or observe any term, covenant, condition or provision of this Note or any of the agreements contemplated hereby that is to be kept, observed or performed by the Borrower, then SOV shall forthwith on demand of the Noteholder, perform or observe, as the case may be, such term, covenant, condition or provision in accordance with the relevant provisions of this Note and the agreements contemplated hereby; and

                (c) that SOV is jointly and severally bound with the Borrower to perform the terms, covenants, conditions and provisions of this Note and the agreements contemplated hereby that are to be kept, observed and performed by the Borrower and, in the enforcement of its rights pursuant to this Sections 14 the Noteholder may proceed against SOV as if SOV were a principal party under this Agreement with respect to such terms, covenants, conditions and provisions applicable to the Borrower.

                In the event of a default by the Borrower under this Note or the agreements contemplated hereby, SOV waives any right to require the Noteholder to:

                (i) proceed against the Borrower or pursue any rights or remedies with respect to this Note or the agreements contemplated hereby against the Borrower, or

               (ii) pursue any other remedy whatsoever in the power of the Borrower prior to the Borrower pursuing any rights it may have under this Note or the agreements contemplated hereby against SOV.

               Without limiting the generality of the foregoing, the liability of SOV shall not be deemed to have been waived, released, discharged,impaired or affected by reason of the release or discharge of the Borrower in any receivership, bankruptcy, winding-up or other creditors' proceedings or the rejection, disaffirmance or disclaimer of this Note or any of the agreements contemplated hereby in any proceeding, and shall continue with respect to the periods prior thereto and thereafter, for and with respect to this Note and the agreements contemplated hereby.


                15.   Acknowledgment.  The Borrower and SOV acknowledge
                      --------------
and agree that (i) the loan to the Borrower contemplated under this Note has been made to fund the Borrower's short-term cash needs, (ii) Hasco shall have no obligation to proceed with the proposed acquisition of Borrower's assets except as specifically set forth in that certain letter of intent dated December 13, 1996, (iii) Hasco has not made any representations or warranties regarding the status of its diligence of the Borrower in connection with such letter of intent or other conditions set forth therein and (iv) this Note shall become due and payable in accordance with its terms regardless of the status of the negotiations, documentation or status relating to such proposed acquisition.

                IN WITNESS WHEREOF, the Borrower has executed and delivered this Note on January 21, 1997.


                                       FOREVER YOURS, INC.

Attest:                                BY: /s/ James E. O'Brien
 /s/ J. Barker                            ---------------------
------------------------                  Name: James E. O'Brien
                                          Title: President


                                       STYLES ON VIDEO, INC.


Attest:                                By: /s/ K. Eugene Shutler
                                          ---------------------
                                          Name:  K. Eugene Shutler
                                          Title: CEO
 /s/ J. Barker
------------------------



HASCO INTERNATIONAL, INC.


By: --------------------
    Name:
    Title: